HILLVIEW INVESTMENT TRUST II
                          Hillview Alpha Fund
                   Hillview International Alpha Fund

                      Supplement dated June 7, 2002
                                 to
                   Prospectus dated November 1, 2001
        Supplemented on November 21, 2001, February 11, 2002,
         February 12, 2002, March 6, 2002 and April 8, 2002
                                and
      Statement of Additional Information dated November 1, 2001
  Supplemented on February 11, 2002, February 12, 2002, March 6, 2002
                          and April 8, 2002

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION. IT SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

     At a meeting held on May 21, 2002, the Board of Trustees of Hillview Investment Trust II (the "Trust") ratified the termination of Waterford Management, LLC ("Waterford"), a sub-adviser to the Hillview
International Alpha Fund.   The assets of the Hillview International
Alpha Fund previously managed by Waterford were allocated to BPI Global Asset Management LLP and Harris Associates L.P.

     As a result of this change, all references to Waterford in the Prospectus and Statement of Additional Information should be deleted.

     Effective July 1, 2002, Hillview Capital Advisors, LLC will no longer be contractually obligated to reimburse expenses of the Hillview Alpha Fund and the Hillview International Alpha Fund to the extent they exceed 0.40% and 0.80%, respectively of the funds' average annual assets.
The expenses and fee tables on pages 4 and 9 of the prospectus should be replaced with the following:

EXPENSES AND FEE TABLES - HILLVIEW ALPHA FUND (PAGE 4 OF THE PROSPECTUS)

FEES AND EXPENSES: These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charges (Load)              None
Maximum Deferred Sales Charge (Load)      None
Exchange Fee                              None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

Management and Advisory Fees (1),(2)          1.13%
Distribution (12b-1) Fee                      0.00%
Other Expenses (3)                            0.47%
Total Annual Fund Operating Expenses          1.60%
Waived Fees                                  (0.25%)
Net Annual Fund Operating Expenses (4)        1.35%
__________________________
(1) Management and Advisory fees for the period September 1, 2000 through June 30, 2001 have been restated to reflect fees based on material changes made in the sub-advisers and in the asset allocation to each sub-adviser.

(2) The Management Fee is 0.25% of the fund's average annual assets. The sub-advisory fees are separate fees. The contractual sub-advisory fee rates vary among the sub-advisers and the aggregate rates will depend on the asset allocations to each sub-adviser which vary over time.

(3) Other Expenses are based on expenses for the period from September 1, 2000 through June 30, 2001.

(4) Hillview Advisors had previously contractually agreed to reimburse the fund to limit the expenses of the fund so that Other Expenses (i.e. those expenses other than Management Fee and Sub-Advisory Fee) would not exceed
0.35% of the fund's average annual assets until September 18, 2001 and 0.40% of the fund's average annual assets for the period from September 19, 2001 to June 30, 2002. Hillview Advisors may be reimbursed the amount of any such payments in the future provided that the payments are reimbursed within three years of the payment being made and the combination of the fund's Other Expenses and such reimbursements do not exceed the stated contractual cap. If actual Other Expenses are less than the stated contractual cap, and Hillview Advisors has recouped any eligible previous payments made, the fund will be charged such lower expenses. Hillview Advisors has contractually agreed to waive its Management Fee for the fund's fiscal year ending June 30, 2003.

EXAMPLE:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.
Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

1 Year       $  137
3 Years      $  481
5 Years      $  847
10 Years     $1,879

EXPENSES AND FEE TABLES - HILLVIEW INTERNATIONAL ALPHA FUND (PAGE 9 OF THE PROSPECTUS)

FEES AND EXPENSES: These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charges (Load)           None
Maximum Deferred Sales Charge (Load)   None
Exchange Fee                           None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

Management and Advisory Fees (1), (2)        0.97%
Distribution (12b-1) Fee                     0.00%
Other Expenses (3)                           1.04%
Total Annual Fund Operating Expenses         2.01%
Waived Fees                                 (0.25%)
Net Annual Fund Operating Expenses (4)       1.76%
_________________________
(1) Management and Advisory fees for the period September 7, 2000 through June 30, 2001 have been restated to reflect fees based on material changes made in the sub-advisers and in the asset allocation to each sub-adviser.

(2) The Management Fee is 0.25% of the fund's average annual assets. The sub-advisory fees are separate. The contractual sub-advisory fee rates vary among the sub-advisers and the aggregate rates will depend on the asset allocations to each sub-adviser which vary over time.

(3) Other Expenses are based on expenses for the period from September 7, 2000 through June 30, 2001.

(4) Hillview Advisors had contractually agreed to reimburse
the fund to limit the expenses of the fund so that Other
Expenses (i.e. those expenses other than Management Fee
and Sub-Advisory Fee) would not exceed 0.80% of the
fund's average annual assets until September 18, 2001 and
0.75% of the fund's average annual assets for the period
from September 19, 2001 to June 30, 2002.   Hillview
Advisors may be reimbursed the amount of any such payments in the future provided that the payments are reimbursed within three years of the payment being made and the combination of the fund's Other Expenses and such reimbursements do not exceed the stated contractual cap.
If actual Other Expenses are less than the stated contractual cap, and Hillview Advisors has recouped any eligible previous payments made, the fund will be charged such lower expenses. Hillview Advisors has contractually agreed to waive its Management Fee for the fund's fiscal year ending June 30, 2003.

EXAMPLE:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.
Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

1 Year              $  179
3 Years             $  606
5 Years             $1,060
10 Years            $2,318



             PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE
                           REFERENCE